SOGEN FUNDS, INC.

                        Supplement dated April 22, 1999
                                      to
                        Prospectus dated July 31, 1998

                           SOGEN INTERNATIONAL FUND
                              SOGEN OVERSEAS FUND
                                SOGEN GOLD FUND
                               SOGEN MONEY FUND


The following supplements the section entitled Public Offering Price on page 24 of the Prospectus:

For the period from May 1, 1999 through October 31, 1999, the principal underwriter for SoGen Funds, Inc. will reallow 100% of the sales load for SoGen International Fund, SoGen Overseas Fund and SoGen Gold Fund to broker dealers with whom it has sales agreements.